UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2017

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor, Washington D.C.		20006
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (202) 872-7700

No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On August 9, 2017, the Federal Agricultural Mortgage Corporation (“Farmer Mac”) issued a press release to announce (1) its financial results for the fiscal quarter ended June 30, 2017 and (2) a conference call to discuss those results and Farmer Mac’s Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2017. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference into this report. All references to www.farmermac.com in Exhibit 99.1 are inactive textual references only, and the information contained on that website is not incorporated by reference into this report.

The information furnished in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor will any of such information or Exhibit be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), except as shall be expressly set forth by specific reference in such filing.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 3, 2017, Farmer Mac's Board of Directors (the "Board") adopted amendments to Farmer Mac’s by-laws, as amended and restated (the “By-Laws”). The By-Laws amend Farmer Mac's prior by-laws, dated June 4, 2014, as described below:

•
Article I, Section 2 (Name and Location of Offices—Principal Office and Other Offices): This Section was amended to authorize Farmer Mac's executive officers, in addition to the Board, to establish other offices in locations that they deem useful for the conduct of Farmer Mac's business.

•	Article III (Officers and Employees): The following amendments were made to this Article:

◦	Section 2 (Appointment and Confirmation): This Section was amended to delete language regarding the appointment and confirmation of the initial officers of Farmer Mac.

◦
Section 4 (Vacancies): This Section was amended to provide that the Chairman of the Board must consult with the Vice Chairman of the Board prior to filling any office appointed by the Board that becomes vacant.

◦
Section 8 (Chief Financial Officer): This Section was amended to clarify that Farmer Mac's Chief Executive Officer, in addition to the Board, may designate duties to be performed by Farmer Mac's Chief Financial Officer.

•	Article IV (Board of Directors): The following amendments were made to this Article:

◦
Section 9 (Chairman and Vice Chairman): This Section was amended to permit the Chairman of the Board or a majority of the Board to designate any other director to preside over Board meetings. This Section was also amended to delete the requirement that the Vice Chairman of the Board be selected from among the directors appointed by the President of the United States and to add the requirements that the Vice Chairman be "independent," as determined by the Board, at all times, and perform such duties and have such powers as designated by the Board from time to time.

◦
Section 10 (Standing Committees): This Section was amended to add the requirements that each standing committee consider any matters referred to it from time to time by the Board or by the Chairman of the Board, after consultation with the Vice Chairman of the Board, and perform any other duties designated by the Board from time to time.

▪
Section 10(c) (Corporate Governance Committee): This subsection was amended to require the Board's Chairman and Vice Chairman to serve on the Corporate Governance Committee as long as they are determined to be "independent" by the Board. This subsection was amended to further provide that if the

Chairman and/or Vice Chairman is not determined to be "independent" by the Board, then the Board may designate any other director to replace the non-independent Chairman or Vice Chairman on the Corporate Governance Committee, as long as that director has the same source of appointment or election to the Board as the member being replaced and also is determined to be "independent" by the Board.

▪
Section 10(d) (Credit and Business Development Committee): This subsection was amended to delete the requirement that the Credit and Business Development Committee make recommendations to the Board about the commencement of new Farmer Mac programs and the modification or discontinuance of existing Farmer Mac programs and clarifies that the Credit and Business Development Committee is responsible for the development and monitoring of Farmer Mac's lines of business and credit products.

◦
Section 12 (Outside Advisors and Consultants): This Section was added to provide that the Board has the sole discretion and authority to retain and obtain the advice of outside independent advisors and consultants and to set the compensation and oversee the work of those advisors and consultants. This Section also provides that the Board will be entitled to receive appropriate funding from Farmer Mac to pay reasonable compensation to outside advisors and consultants.

•
Article IX (Contracts, Loans, Checks, Deposits and Statements): Section 1 (Contracts), Section 3 (Checks, Drafts, etc.), and Section 5 (Investments) were amended to authorize the Vice Chairman of the Board, in addition to the Chairman of the Board and officers of Farmer Mac, to enter into any contracts, to sign all checks, drafts, other orders for the payment of money, notes, and other evidence of indebtedness, and to invest Farmer Mac's funds, respectively, on behalf of Farmer Mac. Section 1 was further amended to also authorize the chair of any standing Board committee to enter into any contracts on behalf of Farmer Mac.

In addition to the foregoing, the Board also approved other non-substantive “clean-up” changes to the By-Laws, including: grammatical and other typographical corrections; formatting changes; use of gender inclusive language; the addition of defined terms; and consistency in the use of defined terms or other language.

The foregoing summary of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-Laws as amended by the Board through August 3, 2017, which is filed as Exhibit 3.1 to this report and incorporated by reference into this report in its entirety.

Item 7.01    Regulation FD Disclosure.

Share Repurchase Plan

On August 3, 2017, the Board, based on its consideration of Farmer Mac’s philosophy of promoting shareholder value for common stockholders over the long-term, approved the continuation of Farmer Mac's share repurchase plan (“Share Repurchase Plan”) on its existing terms through August 3, 2019 for the repurchase of up to $5.4 million of Farmer Mac's outstanding Class C Non-Voting Common Stock, which represents the current remaining authorized amount under the Share Repurchase Plan originally approved by the Board in September 2015. The Share Repurchase Plan originally authorized Farmer Mac to repurchase up to $25 million of its outstanding Class C Non-Voting Common Stock for a period of two years. As of June 30, 2017, Farmer Mac had repurchased approximately 668,000 shares of its Class C Non-Voting Common Stock at a cost of $19.6 million under the Share Repurchase Plan but has not repurchased any shares since first quarter 2016.

Under the Share Repurchase Plan, repurchases of Class C Non-Voting Common Stock are authorized to be made at management’s discretion from time to time in the open market at prevailing market prices, through private transactions, or block trades, in each case subject to compliance with all Securities and Exchange Commission rules and other legal requirements, and may be made in part under one or more Rule 10b5-1 plans. The timing and amount of repurchases will depend on market conditions, share price, applicable legal requirements, and other factors. Farmer Mac intends to fund the Share Repurchase Program with available cash.

Equity Investor Presentation

On August 9, 2017, Farmer Mac posted an investor slide presentation for equity investors to its website at www.farmermac.com under the tab “Investors — Events and Presentations.” Farmer Mac expects to use the slide presentation in connection with future investor presentations to analysts and investors. The slide presentation is attached as Exhibit 99.2 and is incorporated by reference into this report. All references to www.farmermac.com in Exhibit 99.2 are inactive textual references only, and the information contained on Farmer Mac's website is not incorporated by reference into this report.

The information furnished in this Item 7.01, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor will any of such information or Exhibit be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

3.1	By-Laws of the Federal Agricultural Mortgage Corporation, as amended and restated by the Board of Directors through August 3, 2017

99.1    Press Release dated August 9, 2017

99.2    Equity investor slide presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Senior Vice President – General Counsel

Dated: August 9, 2017